UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 24, 2007

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                     on behalf of RAMP Series 2007-RS2 Trust
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                  333-140609-01             41-1955181
             --------                  -------------             ----------
 (State of Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)                File Number)         Identification No.)


              8400 Normandale Lake Blvd.                           55437
                                                                   -----
                      Suite 250                                 (Zip Code)
                Minneapolis, Minnesota
           (Address of Principal Executive
                      Offices)



Registrant's telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8--OTHER EVENTS

Item 8.01.        Other Events.

             On May 10, 2007, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RS2, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
Class M-6, Class M-7, Class SB, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of April 1, 2007, among the Registrant, Residential Funding Company, LLC, as Master Servicer and LaSalle Bank National Association, as Trustee and as Supplemental Interest Trust Trustee. The mortgage loans were sold to Residential Asset
Mortgage Products, Inc. pursuant to an Assignment and Assumption Agreement, dated as of May 10, 2007 between Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc.

SECTION 9--FINANCIAL STATEMENT AND EXHIBITS

Item 9.01(d).     Exhibits
                  (a) Not applicable (b) Not applicable (c) Exhibits:

         The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

     10.1 Pooling and Servicing Agreement, dated as of April 1, 2007, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer, and LaSalle Bank National Association, as trustee and as supplemental interest trust trustee.

     10.2 Assignment and Assumption Agreement, dated as of May 10, 2007, between Residential Asset Mortgage Products, Inc. and Residential Funding Company, LLC.

     10.3 Swap Confirmation, including the Credit Support Annex, dated as of May 10, 2007, between Barclays Bank PLC, as swap counterparty and LaSalle Bank National Association, as supplemental interest trust trustee on behalf of the RAMP Series 2007-RS2 Supplemental Interest Trust.

     99.1 Mortgage Loan Schedule

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                             By: /s/ Joseph Orning
                             Name:   Joseph Orning
                             Title:  Vice President


Dated:  May 24, 2007



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                                  EXHIBIT INDEX

Exhibit No.                   Description

10.1 Pooling  and  Servicing  Agreement,  dated  as  of  April  1,  2007,  among
     Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer, and LaSalle Bank National Association, as trustee and as supplemental interest trust trustee.

10.2 Assignment and Assumption Agreement, dated as of May 10, 2007, between Residential Asset Mortgage Products, Inc. and Residential Funding Company, LLC.

10.3 Swap Confirmation, including the Credit Support Annex, dated as of May 10, 2007, between Barclays Bank PLC, as swap counterparty and LaSalle Bank National Association, as supplemental interest trust trustee on behalf of the RAMP Series 2007-RS2 Supplemental Interest Trust.

99.1 Mortgage Loan Schedule.